John Hancock Funds II
Supplement dated August 23, 2019 to the current Summary Prospectus, as may be supplemented

New Opportunities Fund (the fund)

The following information supplements and supersedes certain information relating to the fund contained in the supplement filed with the SEC on June 26, 2019:

As previously disclosed, the Board of Trustees of John Hancock Funds II has approved changes to the fund’s subadvisory arrangements such that GW&K Investment Management, LLC will become the sole subadvisor to the fund. Such changes will be effective on or about September 6, 2019. Accordingly, all references to August 26, 2019 as the effective date of the changes are hereby updated to September 6, 2019.

You should read this Supplement in conjunction with the Summary Prospectus and retain it for your future reference.